Exhibit 99.3

                     CBL & Associates Properties, Inc.
              Supplemental Financial and Operating Information
                 For the Three Months Ended March 31, 2006


Consolidated Statements of Operations
 (Unaudited; in thousands, except per share amounts)

                                                                                  Three Months Ended
                                                                                      March 31,
                                                                               -------------------------
                                                                                   2006         2005
                                                                               -----------   -----------
 REVENUES:
 Minimum rents                                                                  $ 152,152     $ 130,295
 Percentage rents                                                                   6,353         8,090
 Other rents                                                                        3,880         3,125
 Tenant reimbursements                                                             75,991        65,526
 Management, development and leasing fees                                           1,077         3,046
 Other                                                                              5,866         4,629
                                                                               -----------   -----------
 Total revenues                                                                   245,319       214,711
                                                                               -----------   -----------

 EXPENSES:
 Property operating                                                                40,737        35,638
 Depreciation and amortization                                                     54,766        41,275
 Real estate taxes                                                                 19,265        15,421
 Maintenance and repairs                                                           12,693        12,319
 General and administrative                                                         9,587         9,186
 Loss on impairment of real estate assets                                               -           262
 Other                                                                              4,169         3,430
                                                                               -----------   -----------
 Total expenses                                                                   141,217       117,531
                                                                               -----------   -----------
 Income from operations                                                           104,102        97,180
 Interest income                                                                    1,732         1,683
 Interest expense                                                                 (63,929)      (48,921)
 Loss on extinguishment of debt                                                         -          (884)
 Gain on sales of real estate assets                                                  900         2,714
 Equity in earnings of unconsolidated affiliates                                    2,068         3,091
 Minority interest in earnings:
 Operating partnership                                                            (18,129)      (20,826)
 Shopping center properties                                                          (588)       (1,397)
                                                                               -----------   -----------
 Income before discontinued operations                                             26,156        32,640
 Operating income of discontinued operations                                        2,099           405
 Loss on discontinued operations                                                        -           (32)
                                                                               -----------   -----------
 Net income                                                                        28,255        33,013
 Preferred dividends                                                               (7,642)       (7,642)
                                                                               -----------   -----------
 Net income available to common shareholders                                    $  20,613     $  25,371
                                                                               ===========   ===========
 Basic per share data:
 Income before discontinued operations, net of preferred dividends                 $ 0.30        $ 0.40
 Discontinued operations                                                            0.03          0.01
                                                                               -----------   -----------
 Net income available to common shareholders                                      $ 0.33        $ 0.41
                                                                               ===========   ===========
 Weighted average common shares outstanding                                        62,655        62,448

 Diluted per share data:
 Income before discontinued operations, net of preferred dividends                 $ 0.29        $ 0.39
 Discontinued operations                                                            0.03             -
                                                                               -----------   -----------
 Net income available to common shareholders                                      $ 0.32        $ 0.39
                                                                               ===========   ===========
 Weighted average common and potential dilutive
 common shares outstanding                                                         64,323        64,794

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
                    For the Three Months Ended March 31, 2006



 The Company's calculation of FFO is as follows (in thousands, except per share data):

                                                                                   Three Months Ended
                                                                                       March 31,
                                                                               -------------------------
                                                                                  2006         2005
                                                                               -----------   -----------
 Net income available to common shareholders                                    $  20,613     $  25,371
 Add:
 Depreciation and amortization from consolidated properties                        54,766        41,275
 Depreciation and amortization from unconsolidated affiliates                       3,278         1,710
 Depreciation and amortization from discontinued operations                           515            11
 Minority interest in earnings of operating partnership                            18,129        20,826
 Less:
 Gain on sales of operating real estate assets                                          -          (223)
 Minority investors' share of depreciation and amortization                          (539)         (362)
 Loss on discontinued operations                                                        -            32
 Depreciation and amortization of non-real estate assets                             (195)         (179)
                                                                               -----------   -----------
 Funds from operations                                                          $  96,567     $  88,461
                                                                               ===========   ===========

 Funds from operations applicable to Company shareholders                       $  52,545     $  48,582
                                                                               ===========   ===========
 Basic per share data:
 Funds from operations                                                          $    0.84     $    0.78
                                                                               ===========   ===========
Weighted average common shares outstanding with operating partnership
   units fully converted                                                          115,147       113,709
 Diluted per share data:
 Funds from operations                                                          $    0.83     $    0.76
                                                                               ===========   ===========
Weighted average common and potential dilutive common shares
   outstanding with operating partnership units fully converted                   116,815       116,055

 SUPPLEMENTAL FFO INFORMATION:

 Lease termination fees                                                         $   5,868     $   2,249
    Lease termination fees per share                                            $    0.05     $    0.02

 Straight-line rental income                                                    $     965     $   1,767
    Straight-line rental income per share                                       $    0.01     $    0.02

 Gains on outparcel sales                                                       $   1,633     $   2,610
    Gains on outparcel sales per share                                          $    0.01     $    0.02

 Amortization of acquired above- and below-market leases                        $   2,602     $   1,164
    Amortization of acquired above- and below-market leases per share           $    0.02     $    0.01

 Amortization of debt premiums                                                  $   1,842     $   1,709
    Amortization of debt premiums per share                                     $    0.02     $    0.01

 Gain on sales of non operating properties                                      $       -     $     816
    Gain on sales of non operating properties per share                         $       -     $    0.01

 Loss on impairment of real estate assets                                       $       -     $    (262)
    Loss on impairment of real estate assets per share                          $       -     $       -

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
                    For the Three Months Ended March 31, 2006

Same-Center Net Operating Income
(Dollars in thousands)

                                                                                   Three Months Ended
                                                                                       March 31,
                                                                               -------------------------
                                                                                  2006         2005
                                                                               -----------   -----------
Net income                                                                      $  28,255     $  33,013

Adjustments:
Depreciation and amortization                                                      54,766        41,275
Depreciation and amortization from unconsolidated affiliates                        3,278         1,710
Depreciation and amortization from discontinued operations                            515            11
Minority investors' share of depreciation and amortization in
   shopping center properties                                                        (539)         (362)
Interest expense                                                                   63,929        48,921
Interest expense from unconsolidated affiliates                                     4,394         2,522
Minority investors' share of interest expense in
   shopping center properties                                                      (1,162)         (378)
Loss on extinguishment of debt                                                          -           884
Abandoned projects expense                                                             (5)          121
Gain on sales of real estate assets                                                  (900)       (2,714)
Loss on impairment of real estate assets                                                -           262
Gain on sales of real estate assets of unconsolidated affiliates                     (733)         (934)
Minority interest in earnings of operating partnership                             18,129        20,826
Loss on discontinued operations                                                         -            32
                                                                                        -             -
Operating partnership's share of total NOI                                        169,927       145,189
General and administrative expenses                                                 9,587         9,186
Management fees and non-property level revenues                                    (4,661)       (5,539)
                                                                               -----------   -----------
Operating partnership's share of property NOI                                     174,853       148,836
NOI of non-comparable centers                                                     (22,718)       (1,945)
                                                                               -----------   -----------
Total same center NOI                                                           $ 152,135     $ 146,891
                                                                               ===========   ===========

Malls                                                                           $ 140,194     $ 136,245
Associated centers                                                                  6,698         6,272
Community centers                                                                   1,588         1,410
Other                                                                               3,655         2,964
                                                                               -----------   -----------
Total same center NOI                                                           $ 152,135     $ 146,891
                                                                               ===========   ===========

Percentage Change:
Malls                                                                                2.9%
Associated centers                                                                   6.8%
Community centers                                                                   12.6%
Other                                                                               23.3%
                                                                               -----------
Total same center NOI                                                                3.6%
                                                                               ===========

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
                    For the Three Months Ended March 31, 2006

Company's Share of Consolidated and Unconsolidated Debt
(Dollars in thousands)

                                                                                                 March 31, 2006
                                                                                -----------------------------------------------
                                                                                 Fixed Rate     Variable Rate       Total
                                                                                --------------  -------------  ----------------
Consolidated debt                                                                 $ 3,262,444    $ 1,131,444       $ 4,393,888
Minority investors' share of consolidated debt                                        (51,686)             -           (51,686)
Company's share of unconsolidated affiliates' debt                                    225,238         26,550           251,788
                                                                                --------------  -------------  ----------------
Company's share of consolidated and unconsolidated debt                           $ 3,435,996    $ 1,157,994       $ 4,593,990
                                                                                ==============  =============  ================
Weighted average interest rate                                                          5.99%          5.55%             5.88%
                                                                                ==============  =============  ================

                                                                                       March 31, 2005
                                                                                -----------------------------------------------
                                                                                 Fixed Rate     Variable Rate       Total
                                                                                --------------  -------------  ----------------
Consolidated debt                                                                 $ 2,660,174      $ 709,128       $ 3,369,302
Minority investors' share of consolidated debt                                        (52,667)             -           (52,667)
Company's share of unconsolidated affiliates' debt                                    107,219         80,057           187,276
                                                                                --------------  -------------  ----------------
Company's share of consolidated and unconsolidated debt                           $ 2,714,726      $ 789,185       $ 3,503,911
                                                                                ==============  =============  ================
Weighted average interest rate                                                          6.34%          3.70%             5.75%
                                                                                ==============  =============  ================


Debt-To-Total-Market Capitalization Ratio as of March 31, 2006
(In thousands, except stock price)                                                 Shares
                                                                                 Outstanding    Stock Price (1)     Value
                                                                                --------------  -------------------------------
Common stock and operating partnership units                                          115,669      $ 42.45         $44,910,149
8.75% Series B Cumulative Redeemable Preferred Stock                                    2,000                    50.00 100,000
7.75% Series C Cumulative Redeemable Preferred Stock                                      460                  250.00  115,000
7.375% Series D Cumulative Redeemable Preferred Stock                                     700                  250.00  175,000
                                                                                                               ----------------
Total market equity                                                                                                  5,300,149
Company's share of total debt                                                                                        4,593,990
                                                                                                               ----------------
Total market capitalization                                                                                        $ 9,894,139
                                                                                                               ================
Debt-to-total-market capitalization ratio                                                                                46.4%
                                                                                                               ================

(1) Stock price for common stock and operating partnership units equals the closing price of the common stock on March 31, 2006. The stock price for the preferred stock represents the liquidation preference of each respective series of preferred stock.

Reconciliation of Shares and Operating Partnership Units Outstanding (In thousands)

                                                                                     Three Months Ended
                                                                                         March 31,
                                                                                -----------------------------
2006:                                                                              Basic          Diluted
                                                                                -------------  --------------
Weighted average shares - EPS                                                         62,655          64,323
Weighted average operating partnership units                                          52,492          52,492
                                                                                -------------  --------------
Weighted average shares - FFO                                                        115,147         116,815
                                                                                =============  ==============

2005:
Weighted average shares - EPS                                                         62,448          64,794
Weighted average operating partnership units                                          51,261          51,261
                                                                                -------------  --------------
Weighted average shares - FFO                                                        113,709         116,055
                                                                                =============  ==============


Dividend Payout Ratio                                                                Three Months Ended
                                                                                          March 31,
                                                                                -----------------------------
                                                                                    2006           2005
                                                                                -------------  --------------
Dividend per share                                                                  $ 0.4639        $ 0.4094
FFO per diluted, fully converted share                                                $ 0.83          $ 0.76
                                                                                -------------  --------------
Dividend payout ratio                                                                  55.9%           53.9%
                                                                                =============  ==============

                          CBL & Associates Properties, Inc.
                   Supplemental Financial and Operating Information
                      For the Three Months Ended March 31, 2006

Consolidated Balance Sheets
(Preliminary and unaudited,  in thousands)

                                                                                  March 31,      December 31,
                                                                                     2006            2005
                                                                                -------------    -------------
ASSETS
Real estate assets:
Land                                                                            $    766,431     $    776,989
Buildings and improvements                                                         5,680,097        5,698,669
                                                                                -------------    -------------
                                                                                   6,446,528        6,475,658
Less: accumulated depreciation                                                      (774,049)        (727,907)
                                                                                -------------    -------------
                                                                                   5,672,479        5,747,751
Real estate assets held for sale                                                      98,073           63,168
Developments in progress                                                             170,137          133,509
                                                                                -------------    -------------
Net investment in real estate assets                                               5,940,689        5,944,428
Cash and cash equivalents                                                             41,490           28,838
Receivables:
Tenant, net of allowance                                                              57,274           55,056
Other                                                                                  9,726            6,235
Mortgage notes receivable                                                             18,077           18,117
Investments in unconsolidated affiliates                                              81,442           84,138
Other assets                                                                         209,354          215,510
                                                                                -------------    -------------
                                                                                $  6,358,052     $  6,352,322
                                                                                =============    =============
LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable                                                $  4,393,888     $  4,341,055
Accounts payable and accrued liabilities                                             284,190          320,270
                                                                                -------------    -------------
Total liabilities                                                                  4,678,078        4,661,325
                                                                                -------------    -------------
Commitments and contingencies
Minority interests                                                                   586,436          609,475
                                                                                -------------    -------------
Shareholders' equity:
Preferred Stock, $.01 par value, 15,000,000 shares authorized:
8.75% Series B Cumulative Redeemable Preferred Stock,                                     20               20
  2,000,000 shares outstanding
7.75% Series C Cumulative Redeemable Preferred Stock,                                      5                5
  460,000 shares outstanding
7.375% Series D Cumulative Redeemable Preferred Stock,                                     7                7
  700,000 shares outstanding
Common Stock, $.01 par value, 180,000,000 shares authorized,                             642              625
  64,243,646 and 62,512,816 issued and outstanding in 2006 and
  2005, respectively
Additional paid-in capital                                                         1,047,701        1,028,869
Accumulated other comprehensive income                                                 1,095              288
Retained earnings                                                                     44,068           51,708
                                                                                -------------    -------------
Total shareholders' equity                                                         1,093,538        1,081,522
                                                                                -------------    -------------
                                                                                $  6,358,052     $  6,352,322
                                                                                =============    =============


                          CBL & Associates Properties, Inc.
                   Supplemental Financial and Operating Information
                      For the Three Months Ended March 31, 2006


The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flows from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company's ability to incur and service debt.

Ratio of EBITDA to Interest Expense
(Dollars in thousands)

                                                                                   Three Months Ended
                                                                                       March 31,
                                                                                ------------------------
                                                                                   2006           2005
                                                                                ---------      ---------
EBITDA:
Net Income                                                                      $ 28,255       $ 33,013

Adjustments:
Depreciation and amortization                                                     54,766         41,275
Depreciation and amortization from unconsolidated affiliates                       3,278          1,710
Depreciation and amortization from discontinued operations                           515             11
Minority investors' share of depreciation and amortization in
   shopping center properties                                                       (539)          (362)
Interest expense                                                                  63,929         48,921
Interest expense from unconsolidated affiliates                                    4,394          2,522
Minority investors' share of interest expense in
   shopping center properties                                                     (1,162)          (378)
Income taxes                                                                         220            355
Loss on extinguishment of debt                                                         -            884
Loss on impairment of real estate assets                                               -            262
Abandoned projects expense                                                            (5)           121
Gain on sales of operating real estate assets                                          -           (223)
Minority interest in earnings of operating partnership                            18,129         20,826
Loss on discontinued operations                                                       -              32
                                                                                ---------      ---------
Company's share of total EBITDA                                                 $171,780       $148,969
                                                                                =========      =========


Interest Expense:
Interest expense                                                                $ 63,929       $ 48,921
Interest expense from unconsolidated affiliates                                    4,394          2,522
Minority investors' share of interest expense in
   shopping center properties                                                     (1,162)          (378)
                                                                                ---------      ---------
Company's share of total interest expense                                       $ 67,161       $ 51,065
                                                                                =========      =========

Ratio of EBITDA to Interest Expense                                                 2.56           2.92
                                                                                =========      =========


Reconciliation of EBITDA to Cash Flows Provided By Operating Activities (In thousands)

                                                                                    Three Months Ended
                                                                                         March 31,
                                                                                -------------------------
                                                                                  2006           2005
                                                                                ---------      ---------

Company's share of total EBITDA                                                 $171,780       $148,969
Interest expense                                                                 (63,929)       (48,921)
Minority interest's share of interest expense                                      1,162            378
Income taxes                                                                        (220)          (355)
Amortization of deferred financing costs and non real estate
   depreciation included in operating expense                                      1,776          2,021
Amortization of debt premiums                                                     (1,842)        (1,678)
Amortization of above and below market leases                                     (2,602)        (1,531)
Depreciation and interest expense from unconsolidated affiliates                  (7,672)        (4,232)
Minority investors' share of depreciation and amortization in
       shopping center properties                                                    539            362
Equity in earnings net of distributions from unconsolidated affiliates              (301)             -
Minority interest in earnings - shopping center properties                           588          1,407
Gains on outparcel sales                                                            (900)        (2,491)
Stock based compensation expense                                                   2,195          1,131
Changes in operating assets and liabilities                                      (26,174)       (18,703)
                                                                                ---------      ---------
Cash flows provided by operating activities                                     $ 74,400       $ 76,357
                                                                                =========      =========

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
                    For the Three Months Ended March 31, 2006

Schedule of Mortgage and Other Notes Payable as of March 31, 2006
(Dollars In thousands )

                                                                                                                     Balance
                                                                        Maturity  Interest     Balance        ---------------------
Location                               Property                           Date      Rate    March 31, 2006     Fixed       Variable
-----------------------------------------------------------------------------------------------------------------------------------
Chesapeake, VA                         Greenbrier Mall                   Apr-06    5.688%      $ 92,650            $ -     $ 92,650
Layton, UT                             Layton Hills Mall                 May-06    5.620%       102,850              -      102,850
Akron, OH                              Chapel Hill Mall                  May-06    5.660%        64,000              -       64,000
Akron, OH                              Chapel Hill Surburban             May-06    5.760%         2,500              -        2,500
Midland, MI                            Midland Mall                      Jun-06    5.813%        30,000              -       30,000
Chattanooga, TN                        Hamilton Place                    Mar-07    7.000%        61,125         61,125            -
Cincinnati, OH                         Eastgate Crossing                 Apr-07    6.380%         9,925          9,925            -
Charleston, SC                         Citadel Mall                      May-07    7.390%        29,700         29,700            -
Highpoint, NC                          Oak Hollow Mall                   Feb-08    7.310%        42,670         42,670            -
Winston-Salem, NC                      Hanes Mall                        Jul-08    7.310%       105,241        105,241            -
Nashville, TN                          Hickory Hollow Mall               Aug-08    6.770%        85,660         85,660            -
Nashville, TN                          Courtyard At Hickory Hollow       Aug-08    6.770%         3,988          3,988            -
Nashville, TN                          Rivergate Mall                    Aug-08    6.770%        69,230         69,230            -
Nashville, TN                          Village At Rivergate              Aug-08    6.770%         3,270          3,270            -
Lansing, MI                            Meridian Mall                     Oct-08    4.520%        90,513         90,513            -
Cary, NC                               Cary Towne Center                 Mar-09    6.850%        85,818         85,818            -
Joplin, MO                             Northpark Mall                    Mar-09    5.500%        40,473         40,473            -
Daytona Beach, FL                      Volusia Mall                      Mar-09    4.750%        53,555         53,555            -
Fairview Heights, IL                   St. Clair Square                  Apr-09    7.000%        65,151         65,151            -
Terre Haute, IN                        Honey Creek Mall                  Apr-09    4.750%        32,040         32,040            -
Meridian, MS                           Bonita Lakes Mall                 Oct-09    6.820%        25,602         25,602            -
Meridian, MS                           Bonita Lakes Crossing             Oct-09    6.820%         8,022          8,022            -
Cincinnati, OH                         Eastgate Mall                     Dec-09    4.550%        56,099(a)      56,099            -
Little Rock, AR                        Park Plaza Mall                   May-10    4.900%        40,644         40,644            -
Spartanburg, SC                        Westgate Crossing                 Jul-10    8.420%         9,456          9,456            -
Burnsville, MN                         Burnsville Center                 Aug-10    8.000%        67,911         67,911            -
Roanoke, VA                            Valley View Mall                  Sep-10    5.100%        43,692         43,692            -
Beaumont, TX                           Parkdale Mall                     Sep-10    5.010%        53,952         53,952            -
Beaumont, TX                           Parkdale Crossing                 Sep-10    5.010%         8,519          8,519            -
Nashville, TN                          Coolsprings Galleria              Sep-10    6.222%       128,141        128,141            -
Stroud, PA                             Stroud Mall                       Dec-10    8.420%        31,166         31,166            -
Wausau, WI                             Wausau Center                     Dec-10    6.700%        12,833         12,833            -
York, PA                               York Galleria                     Dec-10    8.340%        49,824         49,824            -
Lexington, KY                          Fayette Mall                      Jul-11    7.000%        92,698         92,698            -
Chattanooga, TN                        Hamilton Corner                   Aug-11   10.125%         1,956          1,956            -
Asheville,  NC                         Asheville Mall                    Sep-11    6.980%        67,543         67,543            -
Ft. Smith, AR                          Massard Crossing                  Feb-12    7.540%         5,775          5,775            -
Houston, TX                            Willowbrook Plaza                 Feb-12    7.540%        29,547         29,547            -
Vicksburg, MS                          Pemberton Plaza                   Feb-12    7.540%         1,973          1,973            -
Fayetteville, NC                       Cross Creek Mall                  Apr-12    5.000%        62,451         62,451            -
Colonial Heights, VA                   Southpark Mall                    May-12    5.100%        36,468         36,468            -
Asheboro, NC                           Randolph Mall                     Jul-12    6.500%        14,661         14,661            -
Douglasville, GA                       Arbor Place                       Jul-12    6.510%        76,116         76,116            -
Douglasville, GA                       The Landing At Arbor Place        Jul-12    6.510%         8,592          8,592            -
Jackson, TN                            Old Hickory Mall                  Jul-12    6.510%        33,622         33,622            -
Louisville, KY                         Jefferson Mall                    Jul-12    6.510%        42,401         42,401            -
North Charleston, SC                   Northwoods Mall                   Jul-12    6.510%        60,706         60,706            -
Racine, WI                             Regency Mall                      Jul-12    6.510%        33,248         33,248            -
Saginaw, MI                            Fashion Square                    Jul-12    6.510%        58,278         58,278            -
Spartanburg, SC                        Westgate Mall                     Jul-12    6.500%        52,669         52,669            -
Chattanooga, TN                        CBL Center                        Aug-12    6.250%        14,316         14,316            -
Panama City, FL                        Panama City Mall                  Aug-12    7.300%        39,163         39,163            -
Livonia, MI                            Laurel Park Place                 Dec-12    5.000%        50,119         50,119            -
Monroeville, PA                        Monroeville Mall                  Jan-13    5.300%       129,259        129,259            -
Greensburg, PA                         Westmoreland Mall                 Jan-13    5.050%        79,506         79,506            -
Columbia, SC                           Columbia Place                    Oct-13    5.450%        32,289         32,289            -
Laredo, TX                             Mall del Norte                    Dec-14    5.040%       113,400        113,400            -
Brookfield, IL                         Brookfield Square                 Nov-15    5.075%       104,499        104,499            -
Madison, WI                            East Towne Mall                   Nov-15    5.000%        79,613         79,613            -
Madison, WI                            West Towne Mall                   Nov-15    5.000%       112,454        112,454            -
Rockford, IL                           Cherryvale Mall                   Nov-15    5.000%        93,315         93,315            -
Bloominton, IL                         Eastland Mall                     Dec-15    5.850%        59,400         59,400            -
Decatur, IL                            Hickory Point Mall                Dec-15    5.850%        33,048         33,048            -
Overland Park, KS                      Oak Park Mall                     Dec-15    5.850%       275,700        275,700            -
Janesville, WI                         Janesville Mall                   Apr-16    8.375%        12,619         12,619            -
                                                                                            -----------    -----------   ----------
                                                                                              3,513,624      3,221,624      292,000
                                                                                            -----------    -----------   ----------
Weighted average interest rate                                                                     6.01%          6.04%        5.67%

Debt Premiums:
Daytona Beach, FL                      Volusia Mall                      Apr-09    4.750%         2,859          2,859            -
Terre Haute, IN                        Honey Creek Mall                  Apr-09    4.750%         2,010          2,010            -
Little Rock, AR                        Park Plaza Mall                   May-10    4.900%         5,534          5,534            -
Roanoke, VA                            Valley View Mall                  Sep-10    5.100%         5,967          5,967            -
Fayetteville, NC                       Cross Creek Mall                  Apr-12    5.000%         7,521          7,521            -
Colonial Heights, VA                   Southpark Mall                    May-12    5.100%         3,408          3,408            -
Joplin, MO                             Northpark Mall                    Jul-12    5.500%           595            595            -
Livonia, MI                            Laurel Park Place                 Dec-12    5.000%         9,488          9,488            -
Monroeville, PA                        Monroeville Mall                  Jan-13    5.300%         2,963          2,963            -
                                                                                            -----------    -----------   ----------
                                                                                                 40,345         40,345            -
                                                                                            -----------    -----------   ----------
Weighted average interest rate                                                                     5.01%          5.01%           -

SUBTOTAL                                                                                      3,553,969      3,261,969      292,000
                                                                                            -----------    -----------   ----------
Weighted average interest rate                                                                     5.99%          6.02%        5.67%

CONSTRUCTION LOANS:
Ft. Myers, FL                          Gulf Coast Town Center Phase I    Aug-06    6.05%         48,072              -       48,072
Southaven, MS                          Southaven Towne Center            Jun-07    5.67%         25,423              -       25,423
Stillwater, OK                         Lakeview Pointe                   Nov-08    5.91%          5,019              -        5,019
Ft. Myers, FL                          Gulf Coast Town Center Phase II   Jan-09    6.05%          1,199              -        1,199
Lexington, KY                          The Plaza at Fayette              May-09    6.00%         12,308              -       12,308
Burlington, NC                         Alamance Crossing                 Sep-09    6.11%          8,273              -        8,273
                                                                                            -----------    -----------    ---------
                                                                                                100,294              -      100,294
                                                                                            -----------    -----------   ----------
                                                                                                   5.95%             -         5.95%
LINES OF CREDIT                                                                    5.46%        739,150              -      739,150
                                                                                            -----------    -----------   ----------

OTHER                                                                                               475            475            -
                                                                                            -----------    -----------   ----------

TOTAL CONSOLIDATED BALANCE SHEET                                                            $ 4,393,888    $ 3,262,444   $1,131,444
Weighted average interest rate                                                                     5.90%          6.02%        5.56%

Plus CBL Share Of Unconsolidated Affiliates:
Paducah, KY                            Kentucky Oaks Mall                Jun-07    9.00%         15,207         15,207            -
Huntsville, AL                         Parkway Place                     Jun-08    5.30%         26,550              -       26,550
Del Rio, TX                            Plaza del Sol                     Aug-10    9.15%          1,458          1,458            -
Myrtle Beach, SC                       Coastal Grand-Myrtle Beach        Oct-14    5.09%         57,543         57,543            -
El Centro, CA                          Imperial Valley Mall              Sep-15    4.99%         35,781         35,781            -
Raleigh, NC                            Triangle Town Center              Dec-15    5.74%        100,000        100,000            -
Clarksville, TN                        Governor's Square Mall            Sep-16    8.23%         14,415         14,415            -
Harrisburg, PA                         High Pointe Commons               May-17    5.75%            834            834            -
                                                                                            -----------    -----------   ----------
                                                                                                251,788        225,238       26,550
                                                                                            -----------    -----------   ----------


Less Minority Interests' Share:                                         Minority Interest %
Chattanooga, TN                        CBL Center                         8.0%     6.250%        (1,145)        (1,145)           -
Chattanooga, TN                        Hamilton Corner                   10.0%    10.125%          (196)          (196)           -
Chattanooga, TN                        Hamilton Place                    10.0%     7.000%        (6,112)        (6,112)           -
Ft. Smith, AR                          Massard Crossing                  90.0%     7.310%        (5,197)        (5,197)           -
Highpoint, NC                          Oak Hollow Mall                   25.0%     7.310%       (10,667)       (10,667)           -
Houston, TX                            Willowbrook Plaza                 90.0%     7.540%       (26,593)       (26,593)           -
Vicksburg, MS                          Pemberton Plaza                   90.0%     7.310%        (1,776)        (1,776)           -
                                                                                            -----------    -----------   ----------
                                                                                                (51,686)       (51,686)           -
                                                                                            -----------    -----------   ----------

TOTAL OBLIGATIONS                                                                           $ 4,593,990    $ 3,435,996   $1,157,994
                                                                                            ===========    ===========   ==========
Weighted average interest rate                                                                    5.88%          5.99%        5.55%

Total Debt of Unconsolidated Affiliates
El Centro, CA                          Imperial Valley Mall              Dec-06    4.985%      $ 59,636       $ 59,636          $ -
Paducah, KY                            Kentucky Oaks Mall                Jun-07    9.000%        30,414         30,414            -
Raleigh, NC                            Triangle Town Center              Jun-07    5.737%       200,000        200,000            -
Huntsville, AL                         Parkway Place                     Jun-08    5.300%        53,100              -       53,100
Del Rio, TX                            Plaza del Sol                     Aug-10    9.150%         2,881          2,881            -
Myrtle Beach, SC                       Coastal Grand-Myrtle Beach        Oct-14    5.090%       115,086(b)     115,086            -
Clarksville, TN                        Governor's Square Mall            Sep-16    8.230%        30,347         30,347            -
Harrisburg, PA                         High Pointe Commons               May-17    5.750%        1,669          1,669            -
                                                                                            -----------    -----------   ----------
                                                                                            $  493,133     $  440,033    $  53,100
                                                                                             ==========     ==========   =========
Weighted average interest rate                                                                    5.82%          5.89%        5.30%

(a) Represents a first mortgage securing the property. In addition to the first mortgage, there is also a $7,750 B-note that is held by the Company.

(b) Represents a first mortgage securing the property. In addition to the first mortgage, there is also $18,000 of B-notes that are payable to the Company and its joint venture partner, each of which hold $9,000.

                       CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
                    For the Three Months Ended March 31, 2006


New and Renewal Leasing Activity of Same Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

Quarter:                                          New                       New
                      Square      Prior Base  Initial Base  % Change     Average Base   % Change
Property Type          Feet        Rent PSF    Rent PSF      Initial       Rent PSF      Average
---------------    -------------  ----------- ------------  ----------  -------------   ----------
Stabilized Malls        753,970      $ 26.24    $ 26.37         0.5%        $ 27.01         2.9%
Associated centers       14,657        17.57      18.86         7.3%          18.87         7.4%
Community centers         5,002        20.62      20.62         0.0%          21.47         4.1%
TOTAL                   773,629      $ 26.04    $ 26.19         0.6%        $ 26.82         3.0%


Stabilized Mall Leasing Activity of Same Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

                                                  New                       New
                      Square      Prior Base  Initial Base  % Change    Average Base    % Change
Stabilized Malls       Feet        Rent PSF    Rent PSF     Initial       Rent PSF       Average
---------------    -------------  ----------- ------------ ----------- --------------   ----------
Quarter:
New leases              254,597      $ 26.81    $ 30.70        14.5%        $ 32.03        19.5%
Renewal leases          499,373        25.96      24.16        -6.9%          24.45        -5.8%  *
TOTAL                   753,970      $ 26.24    $ 26.37         0.5%        $ 27.01         2.9%  *

* Excluding Limited store and music store renewal leases, average base rent psf on renewal leasing increased 4.8% over prior base rent psf, and average base rent psf for total leasing increased 10.6% over prior base rent psf. Total Leasing Activity of All Small Shop Spaces Compared to Expiring Tenants of Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

                                                                        % Change of Total
                                                             Total       Leased to Total
                                    Leased       Total      Expiring       Expiring
                      Leased      Average Base  Expiring   Average Base   Average Base
Property Type      Square Feet     Rent PSF    Square Feet  Rent PSF       Rent PSF
---------------    -------------  ----------- ------------ ------------ ------------------
Quarter:
Stabilized Malls        779,521      $ 26.95  1,086,156      $ 24.67          9.2%  *
Associated centers       14,657        18.87     15,001        17.25          9.4%
Community centers         6,029        21.21      3,900        17.87         18.7%
TOTAL                   800,207      $ 26.75  1,105,057      $ 24.55          9.0%  *

* Excluding Limited store and music store renewal leases, average base rent psf for stabilized malls increased 16.7% over expiring average base rent psf, and average base rent psf for total leasing increased 16.2% over expiring average base rent psf.

Total Leasing Activity of All Small Shop Spaces Compared to Expiring Tenants of Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

                                                            % Change                                                  % Change
                                                              Over                                                      Over
                                                             Expiring                                                  Expiring
                          New Leases           Average Base   Leases           Renewal Leases          Average Base     Leases
                   --------------------------- Rent PSF of   Average    -----------------------------  Rent PSF of     Average
                                  Average Base  Expiring    Base Rent                   Average Base     Expiring     Base Rent
                   Square Feet     Rent PSF     Leases(1)      PSF        Square Feet     Rent PSF      Leases(1)        PSF
                   -------------  ------------ ------------ ----------  -------------- -------------- ------------- ------------
Quarter:
Stabilized Malls        280,148      $ 31.39    $ 23.57        33.2%        499,373      $ 24.45        $ 25.96        -5.8%
Associated centers       12,757        18.92      17.21         9.9%          1,900        18.50          17.50         5.7%
Community centers         4,829        21.94      17.70        24.0%          1,200        18.25          18.25         0.0%
TOTAL                   297,734      $ 30.70    $ 23.41        31.2%        502,473      $ 24.41        $ 25.91        -5.8%

(1) Excluding Renewals

* Excluding Limited store and music store renewal leases, average base rent psf for stabilized malls on renewal leases increased 4.8% over average base rent psf of expiring renewals and average base rent psf for total renewal leasing increased 4.8% over average base rent psf of expiring renewals.

Average Annual Base Rents Per Square Foot By Property Type of Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

                        As of March 31,
                   --------------------------
                       2006          2005
                   -------------  -----------
Stabilized Malls        $ 26.71      $ 25.45
Non-stabilized Malls      27.11        26.92
Associated centers        10.85        10.05
Community centers          9.44        14.55
Other                     19.33        19.25

             CBL & Associates Properties, Inc.
        Supplemental Financial and Operating Information
            For the Three Months Ended March 31, 2006



Top 25 Tenants Based On Percentage Of Total Revenues For The Three Months Ended March 31, 2006:

                                                                                         Annual       Percentage
                                                      Number of                          Gross         of Total
                      Tenant                           Stores       Square Feet       Rentals (1)      Revenues
---------------------------------------------------  -----------   -------------    --------------   -------------
 1   Limited Brands, Inc.                                233         1,437,958       $  48,926,070        5.2%
 2   Foot Locker, Inc.                                   192           756,378          29,450,459        3.1%
 3   The Gap, Inc.                                        97           989,279          23,363,659        2.5%
 4   Abercrombie & Fitch, Co.                             78           497,685          17,920,336        1.9%
 5   Luxottica Group, S.P.A. (2)                         193           345,680          16,646,903        1.8%
 6   American Eagle Outfitters, Inc.                      73           384,206          15,486,683        1.7%
 7   Signet Group PLC (3)                                104           160,021          14,884,773        1.6%
 8   Zale Corporation                                    145           147,602          14,080,341        1.5%
 9   Finish Line, Inc.                                    72           373,009          13,693,340        1.5%
10   JC Penney Co. Inc. (4)                               70         7,822,441          13,255,323        1.4%
11   The Regis Corporation                               198           230,075          11,282,216        1.2%
12   Lerner New York, Inc.                                45           344,859          10,862,729        1.2%
13   The Children's Place Retail Stores, Inc. (5)         61           258,951          10,285,549        1.1%
14   Genesco Inc. (6)                                    141           182,119          10,207,842        1.1%
15   Dick's Sporting Goods, Inc.                          12           704,686          10,024,311        1.1%
16   Charming Shoppes, Inc. (7)                           58           344,733           9,937,705        1.1%
17   Pacific Sunwear of California                        81           279,351           9,788,035        1.0%
18   Aeropostale, Inc.                                    66           223,772           8,946,502        1.0%
19   Trans World Entertainment (8)                        49           254,560           8,279,291        0.9%
20   Hallmark Cards, Inc. (9)                             65           261,897           8,026,216        0.8%
21   Federated Department Stores, Inc. (10)               85         6,229,036           7,945,902        0.8%
22   Christopher & Banks, Inc.                            67           231,681           7,904,296        0.8%
23   Claire's Stores, Inc.                               115           130,573           7,571,360        0.8%
24   The Buckle, Inc.                                     44           214,117           7,566,382        0.8%
25   Sun Capital Partners, Inc. (11)                      61           610,338           7,185,952        0.7%
                                                     -----------   -------------    --------------   -------------
                                                       2,405        23,415,007       $ 343,522,175       36.6%
                                                     ===========   =============    ==============   =============

(1) Includes annual minimum rent and tenant reimbursements based on amounts in effect at March 31, 2006.

(2)  Luxottica was previously Lenscrafters and Sunglass Hut. Luxottica purchased
     Cole  National   Corporation,   which  operates  Pearl  Vision  and  Things
     Remembered in October 2004.

(3) Signet Group was previously Sterling, Inc. They operate Kay Jewelers, Marks & Morgan, JB Robinson, Shaw's Jewelers, Osterman's Jewelers, LeRoy's Jewelers, Jared Jewelers, Belden Jewelers and Rogers Jewelers.

(4)  J.C. Penney owns 29 of these stores.

(5)  The Children's Place purchased The Disney Store in November 2004.

(6) Genesco Inc. operates Journey's, Jarman and Underground Station. Genesco purchased Hat World, which operates Hat World, Lids, Hat Zone, and Cap Factory, as of April 2, 2004.

(7)  Charming Shoppes, Inc. operates Lane Bryant, Fashion Bug and Catherine's.

(8)  Trans World  Entertainment  operates FYE (formerly Camelot Music and Record
     Town) and Saturday Matinee.

(9) Plainfield Asset Management Group purchased the Picture People division of Hallmark on September 30, 2005.

(10) Federated Department Stores merged with May Company in 2005. They now operate After Hours Formalwear, Desmond's Formal Wear, Mitchell's Formal Wear, Tuxedo World, David's Bridal, Burdine's, Famous Barr, Foley's, Hecht's, Kaufmann's, Lazarus, L.S. Ayers, Macy's, Marshall Field's, Meier & Frank, Rich's-Macy's, Robinson's May, & The Jones Store.

(11) Sun Capital Partners, Inc. operates Sam Goody, Suncoast Motion Pictures, Musicland, Life Uniform, Anchor Blue, Mervyn's, Bruegger's Bagels, Wick's Furniture, and the Mattress Firm. Musicland Group, which includes Sam Goody and Suncoast, has filed for banruptcy under Chapter 11.

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
                    For the Three Months Ended March 31, 2006

Capital Expenditures for Three Months Ended March 31, 2006
(In thousands)

Tenant allowances                                            $ 5,084
                                                        -------------

Renovations                                                    5,183
                                                        -------------
Deferred maintenance:
   Parking lot and parking lot lighting                           71
   Roof repairs and replacements                                 204
   Other capital expenditures                                    101
                                                        -------------
   Total deferred maintenancee expenditures                      376
                                                        -------------
Total capital expenditures                                  $ 10,643
                                                        =============

The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades for enhancing our competitive position in the market area. A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings. The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants. We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period. The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants. Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.

Deferred Leasing Costs Capitalized
(In thousands)

                                                         2006         2005
                                                     ------------- ------------
Quarter ended:
March 31,                                                $ 388        $ 374
                                                     ============= ============

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
                    For the Three Months Ended March 31, 2006


Properties Under Development at March 31, 2006
(Dollars in thousands)

                                                                    Total           CBL's Share of
                                                                   Project     ---------------------------
                                                                   Square         Total           Cost         Opening      Initial
 Property                                Location                   Feet           Cost         To Date         Date        Yield
-------------------------------------- ------------------------  ------------  -------------   -----------  --------------  -------
Mall Expansions:
The District at Valley View            Roanoke, VA                    75,576       $ 19,700         $ 922    Nov-06/Mar-07    7.3%
Hanes Mall - Dick's Sporting Goods     Winston-Salem, NC              66,000         10,150         5,811      Jul-06        10.0%


Open-Air Center Expansions:
Southaven Town Center -
         Books-A-Million               Southaven, MS                  15,000          2,530         2,184      Aug-06        10.6%
Gulf Coast Town Center - Phase II      Ft. Myers, FL                 750,000        109,641 (a)    23,201    Oct-06/Mar-07    9.0%

Associated Centers:
The Plaza at Fayette Mall              Lexington, KY                 187,413         38,341        20,898    Jul/Oct-06       9.0%
The Shoppes at St. Clair               Fairview Heights, IL           77,330         27,048        13,032      Mar-07         7.0%

Community Centers:
The Shops at Pineda Ridge              Melbourne, FL                 170,009          6,584         1,171      Nov-06         9.0%
Alamance Crossing                      Burlington, NC                635,240        103,684        28,245      Jul-07         8.5%
High Pointe Commons                    Harrisburg, PA                299,935          7,271         5,963      Oct-06        10.0%
Lakeview Point                         Stillwater, OK                207,300         21,537         9,281      Oct-06         9.0%

                                                                 ------------  -------------   -----------
                                                                   2,483,803      $ 346,486     $ 110,708
                                                                 ============  =============   ===========

(a) Amounts shown are 100% of the cost and cost to date.